AFL-CIO HIT Finances Affordable Housing in Honolulu, Hawaii

The AFL CIO Housing Investment Trust (HIT) is helping to finance the $54.2 million new construction of The Block 803 Waimanu (The Block). Located in the Kaka'ako neighborhood of Honolulu, the development will create 153 condominium units, the majority at prices affordable to moderate and middle-income Hawaiians. Project amenities will include a community room, two landscaped roof decks and parking for residential use.

The HIT is providing $17.1 million in financing by participating in a $34.3 million construction loan. HIT's co-lender for the projects is TDA Investment Group.

The Block will be built with 100% union labor and will bring affordable quality housing to middle income families. Of the 153 units, 134 will be affordable to house holds earning 80-140% of the area’s median income. Residents will benefit from easy walk ability and access to shops, restaurants, schools, hospitals and the beach. In addition, The Block will offer an "Urban Mobility Package” program, which compromises different transportation options such as bike rentals, car shares, and ride hailing. The planned “Civic Center” light rail station will provide further transit options nearby.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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